SUPPLEMENT DATED JUNE 29, 2009
TO

PROSPECTUSES DATED MAY 1, 2009
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS FLEX,
AND MFS REGATTA CHOICE

PROSPECTUS DATED MAY 1, 2008
FOR MFS REGATTA EXTRA

PROSPECTUSES DATED MAY 1, 2007
MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

AND PROSPECTUS DATED MAY 1, 2006
FOR MFS REGATTA FLEX FOUR AND MFS REGATTA ACCESS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On June 11, 2009, shareholders approved the merger of MFS Strategic Value Portfolio into the MFS Value Portfolio after the close of business on June 26, 2009.

Effective immediately, MFS Strategic Value Portfolio is no longer available for investment and all references to the portfolio are hereby deleted from each of the above-listed prospectuses.

Please retain this supplement with your prospectus for future reference.

Masters, Regatta (MFS merger) 6/09